RULE 497(e)
                                                       Registration No. 33-25747
TAX EXEMPT
PROCEEDS FUND, INC.

(the "Fund")
600 FIFTH AVENUE
NEW YORK, NY 10020
(212) 830-5220
(800) 433-1918 (Toll Free)

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                          SUPPLEMENT TO THE PROSPECTUS
                                       AND
                       STATEMENT OF ADDITIONAL INFORMATION,
                           EACH DATED OCTOBER 28, 2002

Effective October 3, 2003, the first paragraph under the heading "Pricing of Fund Shares" in the Shareholder Information section is replaced with:

The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e. national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

Effective October 3, 2003, the first paragraph under the heading "Net Asset Value" in the Purchase, Redemption And Pricing Of Shares section is replaced with:

The Fund does not determine net asset value per share on (i) any day in which the New York Stock Exchange is closed for trading (i.e. New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.